                                                                     EXHIBIT 4.2

[NUMBER]                         MEDIRISK                       [SHARES]


                                                           CUSIP 584794 10 9

INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS


                                MEDIRISK, INC.



THIS CERTIFIES THAT




IS THE REGISTERED HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 EACH, OF
                                MEDIRISK, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  In Witness Whereof, the Corporation has caused this Certificate to be executed by the facsimile seal and signatures of its duly authorized officers.

Dated:


COUNTERSIGNED AND REGISTERED                       CHAIRMAN OF THE BOARD,
          SUNTRUST BANK, ATLANTA           CHIEF EXECUTIVE OFFICER & PRESIDENT

                             TRANSFER AGENT       [SEAL]
                                AND REGISTRAR

                            AUTHORIZED SIGNATURE          SECRETARY
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        The Corporation will furnish to any stockholder on request and without charge a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption rights and preferences between the shares of each series, if any, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation.

        The following abbreviations when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                  UNIF TRANSFER MIN ACT ---------    Custodian    --------
TEN ENT - as tenants by the entireties                                       (Cust)              (Minor)
JT TEN  - as joint tenants will right                                    under Uniform Transfer to Minors
          of survivorship and not as tenants                             Act------------------------
          in common                                                                 (State)


    Additional abbreviations may also be used though not in the above list.


For value received
  PLEASE INSERT SOCIAL SECURITY OR OTHER       hereby, sell, assign and transfer unto
     IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------


   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE

--------------------------------------------------------------------------------

----------------------------------------------------------------------, shares represented by this Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.


                               NOTICE: X
                                        ----------------------------------------
                                        THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER



                   SIGNATURE GUARANTEED:
                                        ----------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERAGES, SAVINGS AND
                                        LOAN ASSOCIATIONS AND CREDIT UNIONS
                                        WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.


                   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.